EXHIBIT 10.36

CONFORMED COPY

CASCADE NATURAL GAS CORPORATION

EMPLOYEE RETIREMENT SAVINGS PLAN

2002 RESTATEMENT

January 1, 2002

(As Amended Through Amendment No. 3)

Cascade Natural Gas Corporation
a Washington corporation
222 Fairview Avenue North
Seattle, WA 98109	Company

TABLE OF CONTENTS

INDEX OF TERMS

ARTICLE 1	Relevant Dates; Qualification

	1.01	Effective Date; Plan Year; Limitation Year; Valuation Dates
	1.02	Qualification

ARTICLE 2	Application to the Company and Affiliates

	2.01	Eligible Employers
	2.02	Service for Affiliates
	2.03	Adoption Procedure

ARTICLE 3	Eligibility and Service

	3.01	Conditions of Eligibility
	3.02	Service
	3.03	Leaves of Absence
	3.04	Break in Service

ARTICLE 4	Compensation; Contributions

	4.01	Compensation
	4.02	Elective Contributions
	4.03	Matching Contributions
	4.04	Safe Harbor Contributions
	4.05	Profit Sharing Contributions
	4.06	Transition Contributions
	4.07	No After-Tax Employee Contributions
	4.08	Contribution Limits for Highly Compensated Employees
	4.09	Actions to Correct Excess Contributions for Highly Compensated Employees
	4.10	Deductibility
	4.11	Limit on Annual Additions
	4.12	Adjustments to Satisfy Limits
	4.13	Time of Payment

ARTICLE 5	Participants’ Accounts; Vesting

	5.01	Participants’ Accounts
	5.02	Valuations and Adjustments
	5.03	Rollovers
	5.04	Transfers Between Plans

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	5.05	In-Service Withdrawals

ARTICLE 6	Distribution of Benefits

	6.01	Entitlement; Retirement Dates; Participation After Mandatory Benefit Starting Date
	6.02	Amount and Form of Benefit
	6.03	Application for Benefits; Time of Payment
	6.04	Distribution Rules
	6.05	Disability
	6.06	Designation of Beneficiary

ARTICLE 7	Plan Administration

	7.01	Pension Committee
	7.02	Committee Powers and Duties; Reports to Committee
	7.03	Company and Employer Functions
	7.04	Claims Procedure
	7.05	Expenses
	7.06	Indemnity and Bonding

ARTICLE 8	Investment of Trust Funds

	8.01	Trust Fund
	8.02	Pooled Investment Funds
	8.03	Qualifying Employer Securities

ARTICLE 9	Amendment; Termination; Merger

	9.01	Amendment
	9.02	Termination
	9.03	Merger

ARTICLE 10	Miscellaneous Provisions

	10.01	Information Furnished
	10.02	Applicable Law
	10.03	Plan Binding on All Parties
	10.04	Not Contract of Employment
	10.05	Notices
	10.06	Benefits Not Assignable; Qualified Domestic Relations Orders
	10.07	Nondiscrimination
	10.08	Nonreversion of Assets

ARTICLE 11	Special Top-Heavy Plan Rules

	11.01	Application of Rules
	11.02	Determination of Top-Heavy Status
	11.03	Top-Heavy Plan Restrictions

APPENDIX A
SCHEDULE 1
SCHEDULE 2
SCHEDULE 3
SCHEDULE 4
SCHEDULE 5
SCHEDULE 6
SCHEDULE 7

INDEX OF TERMS

Term	Section

1998 Restatement	Preamble

Absence Because of Maternity or Paternity	3.04-1(d)
Actual Deferral Percentage (ADP)	4.08-3
Affiliate	2.01-2
Agent for Service of Process	7.02-2
Annual Addition	4.11-3, Schedule 2
Average Daily Transaction Share Price	4.03-1(b)(3)

Beneficiary	6.06
Break in Service	3.04
Break-in-Service Year	3.04-1(b)

Catch-up Contributions	Schedule 5
Committee	7.01
Company	Preamble
Compensation	4.01, Schedule 1
Contribution Percentage	4.08-3

Deferred Retirement Date	6.01-2(b)
Disabled Participant	6.05-1

Elective Contributions	4.02
Eligibility	3.01
Eligible Recipient	6.03-4(d)
Eligible Retirement Plan	6.03-4(b)
Eligible Rollover Distribution	6.03-4(c)
Employee	3.01-3
Employer	2.01-3
Employment Year	3.02-2
Entry Date	3.01-6
ESOP	1.02-2
ESOP Account	8.03-5
ESOP Fund	8.03-2
Excess Deferral	4.02-3

Financial Hardship	5.05-2
FMLA Leave	3.03-2(d)

Highly Compensated Employee	4.08-6
Hours of Service	3.02-4

Term	Section

IRA	5.03-1

Key Employee	11.02-3, Schedule 7

Leaves of Absence	3.03
Limitation Year	1.01-3

Matchable Elective Contributions	4.03-1(c)
Matching Contributions	4.03
Matching Participant	4.03-1(d)
Multiple Use Test	Schedule 4

Non-Key Employee	11.02-3
Normal Retirement Date	6.01-2(a)

Participant	3.01-5
Plan Administrator	7.02-2
Plan Year	1.01-3
Pooled Investment Funds	8.02
Profit Sharing Contributions	4.05
Profit Sharing Participant	4.05-3

Qualified Domestic Relations Orders	10.06
Qualified Employee	3.01-2
Qualifying Employer Securities	8.03-1

Required Beginning Date	Schedule 6
Rollovers	5.03

Safe Harbor Contributions	4.04
Safe Harbor Participant	4.04-1(b)
Service Year	3.02-1

Top-Heavy Plan	11.02-1
Transition Contributions	4.06
Transition Participant	4.06-4
Transition Period	4.06-3
TRASOP	Preamble
Trustee	8.01

Valuation Dates	1.01-4

Year of Service	3.02-3

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CASCADE NATURAL GAS CORPORATION

EMPLOYEE RETIREMENT SAVINGS PLAN

2002 RESTATEMENT

January 1, 2002

(As Amended Through Amendment No. 3)

Cascade Natural Gas Corporation
a Washington corporation
222 Fairview Avenue North
Seattle, Washington 98109	Company

The Company maintains the Employee Retirement Savings Plan to assist employees to save for retirement, to provide for employer funding of retirement benefits, to allow deferral of income tax on elective contributions, to continue to provide a vehicle for holding shares of Company stock already acquired by the Cascade Natural Gas Corporation Tax Reduction Act Employee Stock Ownership Plan (TRASOP), and to permit investment of Company matching contributions in Company stock held by the plan.  The plan was amended and restated effective January 1, 1997 to reflect changes in law that were in effect at that time (the 1998 Restatement) and again in 2002 to reflect law changes since 1997 (the 2001 Restatement).  The plan was further amended effective January 1, 2002, to reflect changes in law enacted in the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) through adoption of IRS model amendments, the terms of which are set forth in Appendix A to this restatement.  The provisions in Appendix A shall supersede any conflicting provision in the body of this restatement.

The Company adopts this amendment and restatement to Company this Restatement to convert one or more investment funds holding Qualified Employer Securities into an ESOP that “forms a portion” of the plan within the meaning of Treasury Regulation section 54.4975-11(a)(5), and to make other clarifying and administrative changes.  The plan and the related trust exist for the exclusive benefit of eligible employees of adopting Employers and are intended to comply with sections 401 and 501 of the Internal Revenue Code, as amended, and related regulations. The plan is generally intended to remain a single plan for all purposes, including annual reporting requirements, except as required by applicable law to be disaggregated for certain testing purposes.

ARTICLE 1
Relevant Dates; Qualification

1.01                        Effective Date; Plan Year; Limitation Year; Valuation Dates

1.01-1            This Restatement shall be effective January 1, 2002, except as stated below.  All references are based on numbering in this Restatement, unless specifically noted.

(a)           The changes to 1.02, 8.03 and other provisions with respect to identification and characterization of the ESOP component and distribution of dividends on Qualifying Employer Securities shall be effective October 1, 2002, subject to receipt of a favorable Internal Revenue Service determination covering the ESOP component and distribution of dividends.  Pending receipt of a favorable Internal Revenue Service determination, beginning October 1, 2002 the following shall apply:

(1)           Subject to the following subparagraphs, the provisions of 8.03-3(a)(4).  All dividends on Qualifying Employer Securities shall be pooled pending either distribution or investment in Qualifying Employer Securities, as provided below.

(2)           If the plan does not receive a favorable determination before March 8, 2003, the dividends received in 2002 shall not be distributed and shall be invested as soon as practicable in Qualifying Employer Securities.

(3)           If the plan does not receive a favorable determination before March 8, 2004, the dividends received in 2003 shall not be distributed and shall be invested as soon as practicable in Qualifying Employer Securities.

(4)           The Company may at any time before receipt of a favorable determination letter, by written notice to the Committee, cancel provisions for distribution of dividends under 8.03-3(b).  If provisions for distribution of dividends are canceled, dividends shall be invested as soon as practicable in Qualifying Employer Securities.  The Company may reinstate provisions for distributions of dividends under 8.03-3(b) at any time by written notice to the Committee.

(5)           The Committee shall not provide for participant elections for distribution or reinvestment of dividends before the Committee determines that dividends will be distributed under 8.03-3(b).  The Committee shall provide for participant elections for distribution or reinvestment of accumulated dividends subject to distribution within a reasonable time before the date or dates that may be established for distribution of the accumulated dividends or investment of the accumulated dividends in Qualifying Employer Securities.

(b)           The deduction limits in 4.07 are increased effective January 1, 2002 as provided in 4.01-1 and 4.07.

(c)           The changes in Appendix A shall be effective January 1, 2002, unless the effective date of the amendment indicates otherwise.

(d)           The elimination of references to forfeiture of unvested amounts is effective as if included in the changes to 4.06 effective January 1, 1997.

(e)           The elimination of former 8.02-7 of the 2001 Restatement is effective August 1, 2002.

1.01-2            The rights of persons who are not participants on or after the above dates are controlled by the 2001 Restatement.

1.01-3            The plan year and limitation year shall be a calendar year.

1.01-4            June 30 and December 31 of each plan year shall be regular valuation dates.  Each other date on which the trust assets are valued at the request of the Committee shall be a special valuation date.  If the Committee adopts rules permitting daily valuation of investment funds, then each business day shall be a valuation date.

1.02                        Qualification

1.02-1            This plan is a profit sharing plan with an ESOP component.  The plan is a single plan.  The ESOP “forms a portion” of the plan within the meaning of Treasury Regulation section 54.4975-11(a)(5) and is not a separate stock bonus plan or money purchase pension plan.

1.02-2            “ESOP” means the employee stock ownership portion of the plan which is ESOP accounts and the investment fund or funds under 8.03 that holds or hold Qualifying Employer Securities allocated to participants and related dividends pending distribution or investment in Qualifying Employer Securities, regardless of the source, character or history of investment of the contributions or earnings that are held in such investment funds.

1.02-3            The plan and the related trust are maintained for the exclusive benefit of eligible employees and are intended to comply with sections 401(a), 401(k) and 501 of the Internal Revenue Code and applicable regulations. Although the ESOP is not a separate stock bonus or money purchase plan, it is intended to comply with the requirements for an “employee stock ownership plan” as defined in section 4975(e)(7) of the Internal Revenue Code.

1.02-4            If the Commissioner of Internal Revenue rules that this Restatement does not qualify under sections 401(a), 401(k), 501 and 4975(e)(7) of the Internal Revenue Code, the Company may amend it retroactively to qualify.

ARTICLE 2
Application to the Company and Affiliates

2.01                        Eligible Employers

2.01-1            The Company adopts this plan, and any affiliate approved by the Company may adopt this plan for its employees.

2.01-2            “Affiliate” means a corporation, person or other entity that is a member, with an Employer, of any of the following:

(a)           A controlled group under section 414(b) of the Internal Revenue Code.

(b)           A group of trades or businesses under common control under section 414(c) of the Internal Revenue Code.

(c)           An affiliated service group under section 414(m) of the Internal Revenue Code.

(d)           A group of businesses required to be aggregated under section 414(o) of the Internal Revenue Code.

2.01-3            “Employer” means the Company and any adopting affiliate.  This plan is a single plan maintained by multiple employers in which all of the plan assets are available to pay benefits for all participants.

2.02                        Service for Affiliates

2.02-1            Transfer of employment from one affiliate to another shall not cause a termination or Break in Service.

2.02-2            Work for any affiliate, whether or not an adopting Employer, shall be counted as Service after the business becomes an affiliate or an earlier date fixed by the Company or in a statement of adoption.

2.02-3            If a business is acquired by the Company or an affiliate and not continued as a separate affiliate, Service for employees of the acquired business who become employees of the Company or the acquiring affiliate shall be counted from their date of hire by the Company or the affiliate.  Past service for the acquired business may be counted from dates fixed by the Company, filed with the Committee and announced to affected employees.

2.02-4            If an employee is employed by two or more affiliates at the same time, the following rules shall apply:

(a)           Service for both affiliates shall count to determine whether a Service Year is a Year of Service.

(b)           The employee may elect contributions up to the maximum allowed percentage of compensation from each Employer, but may not elect contributions from compensation from a non-adopting affiliate.

(c)           The employee shall receive a share of the matching contribution from each Employer based on elective contributions with respect to compensation from each.

2.03                        Adoption Procedure

An affiliate may adopt this plan by a written statement signed by the affiliate, approved by the Company and filed with the Trustee.  The statement shall include the effective date of adoption and any special provisions that are to be applicable only to employees of the adopting affiliate.

ARTICLE 3
Eligibility and Service

3.01                        Conditions of Eligibility

3.01-1            An employee shall participate as follows:

(a)           Subject to election procedures under 4.03, participation shall start on the first Entry Date on or next after the date the employee satisfies the following requirements:

(1)           The employee is at least age 21.

(2)           The employee has completed one Year of Service.

(3)           The employee is a Qualified Employee.

(b)           Participation in elective contributions shall continue as long as the employee remains a Qualified Employee.

(c)           Participation in matching contributions shall continue during Service as a Qualified Employee and as provided in 11.03-2.

3.01-2            “Qualified Employee” means any employee of Employer except the following:

(a)           An employee covered by a collective bargaining agreement that does not provide for participation in this plan.

(b)           A leased employee treated as an employee for pension purposes solely because of section 414(n) of the Internal Revenue Code.  “Leased employee” means any person who is not an employee of any Employer or affiliate if all of the following apply:

(1)           The person provides services pursuant to an agreement between an Employer or affiliate and a leasing organization.

(2)           The person has performed such services for the Employer or affiliate on a substantially full-time basis for a period of at least 1 year.

(3)           Such services are performed under primary direction or control by the Employer or affiliate.

(c)           A nonresident alien who has no US-source earned income.

(d)           An individual - whether classified by the Employer as an employee or as an independent contractor - whose terms of employment do not provide for retirement and other fringe benefits.

3.01-3            Subject to 3.01-4 below, “employee” means for a year one of the following:

(a)           A person who receives an IRS Form W-2 from Employer or an affiliate under 2.01-2, other than the following:

(1)           A person who receives a Form W-2 solely because of payments from a non-qualified deferred compensation plan.

(2)           A person who receives a Form W-2 solely because of payments for the year attributable entirely to services performed in a prior year.

(b)           A person who has satisfied (a) in a prior year and not in the current year but is treated as an employee for accruing service under a specific provision of this plan.

(c)           A leased employee under 3.01-2(b).

3.01-4            A person who does not receive a Form W-2 for a period shall not be treated as an eligible employee for that period even if it is later determined that the person was entitled to receive a Form W-2 for the period.

3.01-5            Every employee eligible to elect contributions or having an account under this plan shall be known as a participant.  The Committee shall inform participants about the plan and furnish enrollment forms for making contribution elections, making investment elections and designating beneficiaries.

3.01-6            “Entry Date” means the first day of each calendar month.

3.02                        Service

3.02-1            “Service Year” means Employment Year.

3.02-2            “Employment Year” means the 12-month period starting on the date the employee first performs an Hour of Service or an anniversary of that date.

3.02-3            “Year of Service” means Service Year in which an employee has 1,000 or more Hours of Service.

3.02-4            “Hours of Service” are the following:

(a)           Hours, whether or not worked, for which an employee is directly or indirectly paid or entitled to payment.

(b)           Regularly scheduled hours during leave of absence under 3.03.

(c)           Hours covered by a back pay award or agreement, regardless of mitigation of damages, unless already counted.

(d)           Hours paid for at or after termination of employment for layoff, disability or jury duty or for unused vacation, holiday, sick leave or other paid time off.

(e)           Hours as a leased employee under 3.01-2(b) or in another non-Qualified employment capacity.

3.02-5            The following shall apply to Hours of Service for periods not worked:

(a)           Hours shall be computed and attributed to Service Years in accordance with Department of Labor Regulations sections 2530.200b-2(b) and (c).

(b)           Hours directly or indirectly paid for under 3.02-4(a) include regularly scheduled hours during periods of disability when an individual is receiving payments from Employer or from an insurance company under a policy maintained by Employer.

(c)           Hours directly or indirectly paid for under 3.02-4(a) do not include hours during periods in which an individual receives payments only under workers’ compensation or unemployment compensation laws, regardless of the source of payment.

(d)           Hours counted under 3.02-4(d) do not include any hours on account of severance pay, except severance pay in lieu of service.

3.02-6            Hours of Service shall be credited as follows:

(a)           For Hours of Service after September 30, 2004, actual hours under 3.02-4 shall be credited for all employees.

(b)           Prior to October 1, 2004, the following rules shall apply:

(1)           For a salaried employee, 45 Hours of Service shall be credited for each weekly pay period in which a salaried employee has one or more hours under 3.02-4.

(2)           For all other employees, actual hours shall be credited.

3.03                        Leaves of Absence

3.03-1            An employee on leave of absence shall be treated as employed for all purposes under this plan.

3.03-2            Leave of absence under 3.03-1 shall mean the following:

(a)           Leave of absence authorized by Employer if the employee returns or retires within the time prescribed and otherwise fulfills all conditions imposed by Employer.

(b)           Leave of absence in accordance with Employer policies because of illness or accident, including disability that does not result in retirement, if the employee returns promptly after recovery.

(c)           Periods of military service if the employee returns with employment rights protected by law.

(d)           Periods of leave during which service for eligibility and vesting must be counted under by the Family and Medical Leave Act of 1993 (FMLA leave).

3.03-3            In authorizing leaves of absence, Employer shall treat all employees who are similarly situated alike as much as possible.

3.03-4            If a person on leave fails to meet the conditions of the leave or fails to return to work when required, the following shall apply:

(a)           Employment shall be terminated and accrual of Service shall stop when the failure occurs if either of the following applies:

(1)           The leave is not for military service and the failure is because of death, disability under 6.05 or retirement.

(2)           The leave is FMLA leave.

(b)           If (a) does not apply, employment shall be terminated and accrual of Service shall stop as of the date leave began.

(c)           No previous allocation of contributions shall be changed.

3.04                        Break in Service

3.04-1            A Break in Service shall be determined as follows:

(a)           A Break in Service shall occur when an employee has five consecutive Break-in-Service Years.

(b)           Subject to (c), a Break-in-Service Year is a Service Year in which an employee who has terminated employment has not more than 500 Hours of Service.

(c)           Regardless of Hours of Service, an employee absent because of maternity or paternity shall not, because of such absence, have a Break-in-Service Year until the second plan year following the plan year in which the absence begins, subject to (e) below.

(d)           “Absence because of maternity or paternity” means an absence from Service because of any of the following:

(1)           Pregnancy.

(2)           Birth of the employee’s child or care following birth.

(3)           Adoption of the employee’s child or care following adoption or placement for adoption.

(e)           Paragraph (c) above shall not apply unless the employee furnishes timely information satisfactory to the Committee to establish the following:

(1)           That the absence was due to maternity or paternity.

(2)           The length of the absence.

3.04-2            Service shall accumulate continuously until there is a Break in Service.  If a Break in Service occurs and the employee has later Service, Service before the Break shall be counted only if the employee has met the Service requirements for participation before the Break.

3.04-3            If an employee has a Break in Service, has later Service and Service before the Break is counted, the employee shall participate immediately on resumption of employment as a Qualified Employee.  If Service before the Break is not counted, the employee shall be treated as newly hired and shall participate when eligible under 3.01.  In that event, the first day of Service after rehire shall start a new Employment Year.

ARTICLE 4
Compensation; Contributions

4.01                        Compensation

4.01-1            Compensation means the following subject to 4.01-3 and to the limits in 4.01-2:

(a)           For deductibility under 4.10, compensation means taxable pay reportable on IRS Form W-2 under Internal Revenue Code section 3401(a), disregarding limitations based on the nature or location of the employment, plus elective contributions.

(b)           For the annual addition limit under 4.11-2(b), compensation means compensation under (a) above plus amounts described in (d) below.

(c)           For determination of highly compensated employees under 4.08-6, compensation under (a) above shall be adjusted as follows:

(1)           Amounts described in (d) below shall be included.

(2)           Amounts realized from the exercise of a nonqualified stock option or from the lapse of restrictions on restricted property shall be excluded.

(d)           For elective contributions under 4.02 and matching contributions under 4.03, safe harbor contributions under 4.04, profit sharing contributions under 4.05, transition contributions under 4.06 and the ADP and CP test under 4.08-4, compensation means the amount under (a) above adjusted as follows:

(1)           Elective contributions and any amount that is contributed by the Employer at the election of the participant and is not includible in the participant’s gross income under the Internal Revenue Code sections 125 or 132(f)(4) shall be included.

(2)           Any reimbursements or other expense allowances, fringe benefits, moving expenses, deferred compensation and welfare benefits shall be excluded.

(3)           Only compensation paid with respect to a period while a Qualified Employee and after satisfying the requirements in 3.01-1(a) shall be included.

(4)           Amounts paid on account of termination of employment, such as severance pay and disability benefits, shall be excluded.

4.01-2            Subject to the provisions of Schedule 1 of Appendix A, except for determination of the annual addition limit, compensation counted for any participant for a year shall be limited to $150,000 plus any adjustment authorized by applicable law.

4.01-3            During any leave of absence for military service under 3.03-2(c), compensation shall be imputed at the rate the participant would have been paid if not absent.  If this amount is not reasonably certain, compensation shall be based on the participant’s average compensation during the 12 months immediately before the leave began, or all such months if fewer than 12.

4.02                        Elective Contributions

4.02-1            For each plan year Employer shall make elective contributions as follows:

(a)           Subject to 4.10, 4.11 and the limits stated below, the contribution for a participant shall be a percentage of compensation under 4.01-1(d) elected by the participant, and the participant’s compensation for the year shall be reduced by that amount.

(b)           The Committee shall fix the maximum percentage of compensation that may be elected under (a).  The Committee may fix lower maximums for highly compensated employees to satisfy the requirements of 4.08.  In the first year of participation, compensation shall be counted for the part year after participation starts.

(c)           Subject to the provisions of Schedules 3 and 5 of Appendix A, the maximum elective contribution for any calendar year for any participant shall be $7,000 plus any cost-of-living adjustment authorized by applicable regulations.

4.02-2            The Committee shall establish rules covering the method and frequency of elections and procedures for starting, stopping and changing the rate of elective contributions.

4.02-3            If an employee’s elective contributions for a plan year would be more than permitted under 4.02-1(c) (an excess deferral), the following shall apply:

(a)           Any direction for such an excess deferral shall be invalid and the directed deferral shall not be made.

(b)           An excess deferral that occurs, regardless of the restriction in (a), under all plans maintained by Employer or a statutory affiliate under 2.01-2 shall be a designated excess and shall be distributed to the participant subject to (e).

(c)           Subject to (e) below, if an excess deferral occurs because of elective deferrals under plans described in (b) above combined with deferrals under one or more plans not maintained by Employer or a statutory affiliate, the excess shall be distributed if the following conditions are satisfied:

(1)           The participant notifies the Committee of the excess deferral by March 1 following the close of the year, unless the Committee waives the deadline.

(2)           The notice specifies how much of the excess deferral is to be withdrawn from this plan.

(3)           Other applicable rules of the Committee are followed.

(d)           Any withdrawal under (b) or (c) shall be completed by April 15 following the close of the year for which the excess deferral is made.

(e)           A participant’s withdrawal under (b) or (c) shall include related earnings and shall be reduced by the amount of any excess contribution previously distributed under 4.09-2 for the same plan year.

4.02-4            A participant who returns from military leave under 3.03-2(c) may make elective contributions on account of the period of leave as follows:

(a)           Subject to (c), make-up elective contributions must be made during the contribution make-up period under (b) out of compensation payable during such make-up period.

(b)           The contribution make-up period begins on the date the participant is reemployed and ends on the earlier of the following:

(1)           The fifth anniversary of reemployment.

(2)           The last day of a period that is three times the period of military leave.

(c)           To the extent permitted by applicable regulations, make-up contributions may be made out of funds other than compensation.  Each such contribution shall be considered made when the participant delivers funds to the plan equal to the contribution amount.

(d)           The participant shall file an election with the Committee designating the plan year during military leave to which make-up elective contributions under (a) and (c) relate.

(e)           Elective contributions under (a) and (c), plus elective contributions otherwise made for the plan year for which the make-up contributions are made, shall not exceed the limits in 4.02-1(c), 4.10 and 4.11 that applied to the plan year for which the additional contribution is made and 4.02-3 shall apply.

4.03                        Matching Contributions

4.03-1            For each pay period, Employer shall make matching contributions as follows, subject to 4.10 and 4.11:

(a)           A contribution shall be made in cash for each participant equal to 50 percent of the participant’s matchable elective contributions under (c) below for the period.

(b)           A contribution shall be made in Qualifying Employer Securities for each participant equal to 25 percent of the Matching Participant’s matchable elective contributions under (c) below for the period.

(1)           The contribution in Qualifying Employer Securities shall be paid in kind (by deposit of Qualifying Employer Securities) or in cash to be used as soon as reasonably practicable to purchase Qualifying Employer Securities.

(2)           If the Company issues Qualifying Employer Securities to pay contributions in kind, the shares must be publicly traded on the New York Stock Exchange.  The number of shares will be determined by the Average Daily Transaction Share Price under (3).

(3)           The Average Daily Transaction Share Price shall be the weighted average of the share prices for each day’s transactions in Qualifying Employer Securities for the ESOP Funds as purchased or sold by the Trustee in the open market for the trading day prior to the day of issuance of shares to the Plan.  In the event that there are no transactions in the Qualifying Employer Securities for the ESOP Funds, then the Average Daily Transaction Share Price shall be the closing price of the shares on the New York Stock Exchange for that trading day.  If there are no transactions in the stock on that trading day, then the closing bid price on the New York Stock Exchange for the day of issuance of shares to the Plan shall be used.

(c)           “Matchable elective contributions” are the participant’s elective contributions other than catch-up contributions under Schedule 5 of Appendix A up to 6 percent of a participant’s compensation for the period.

(d)           A “Matching Participant” is a participant who has matchable elective contributions for a period as follows:

(1)           With respect to matchable elective contributions attributable to compensation paid before July 1, 2003, all participants are Matching Participants.

(2)           With respect to matchable elective contributions attributable to compensation paid after June 30, 2003, only participants who are covered by a collective bargaining agreement that provides for participation in this Plan are Matching Participants.

(3)           No matching contribution under (b) shall be made with respect to matchable elective contributions attributable to compensation paid on or after the date a participant ceases to be a Matching Participant.

(4)           A matching contribution under (b) shall be made with respect to matchable elective contributions attributable to compensation paid on or after the date a participant becomes a Matching Participant.

4.03-2            Elective contributions shall be determined after giving effect to any reductions under 4.09, 4.12 or 10.08.

4.03-3            Matching contributions under 4.03-1(b) shall be held in an ESOP Fund established under the related trust.

4.03-4            For each plan year, the Employer shall make an additional matching contribution with respect to make-up elective contributions made during that plan year under 4.02-4.

(a)           The additional matching contribution shall be determined separately with respect to each plan year to which a participant’s election under 4.02-4(d) relates.

(b)           The amount of the additional matching contribution with respect to any plan year during military leave shall equal the amount of matching contribution that would have been made had the make-up elective contributions been made during that plan year, reduced by any matching contribution already allocated for that year.

(c)           An additional contribution shall be made each pay period with respect to a make-up elective contribution made in the pay period and imputed compensation allocable to that period.

4.04                        Safe Harbor Contributions

4.04-1            Subject to 4.10 and 4.11, Employer shall make a safe harbor contribution for each Safe Harbor Participant as follows:

(a)           Each Safe Harbor Participant shall receive an allocation equal to 4 percent of the Safe Harbor Participant’s compensation under 4.01-1(d).  For a new Safe Harbor Participant, only compensation paid while a Safe Harbor Participant shall be taken into account.

(b)           A Safe Harbor Participant is any Qualified Employee who is not covered by a collective bargaining agreement and has satisfied the requirements in 3.01-1(a).

(c)           Safe harbor contributions may be made for each payroll period, quarter or year and shall be allocated as soon as administratively feasible after the contribution is made.

4.04-2            Employer shall make an additional Safe Harbor Contribution as follows for a Safe Harbor Participant who returns from military leave under 3.03-2(c).

(a)           The additional contribution shall be determined separately with respect to each plan year during which the participant was absent on military leave.

(b)           The additional contribution with respect to a year during any leave of absence for military leave shall equal the amount of additional contribution that would have been made on behalf of the Safe Harbor Participant for the plan year if the compensation imputed under 4.01-3 had been paid during the leave of absence.

(c)           The additional contribution shall be subject to the limits in 4.10 and 4.11 that applied to the plan year for which the additional contribution is made.

4.05                        Profit Sharing Contributions

4.05-1            Subject to 4.10 and 4.11, Employer may make a profit sharing contribution for each Profit Sharing Participant in such amount as may be fixed by the Company and announced to Profit Sharing Participants.  The contribution shall be uniform for all Employers in proportion to compensation of Profit Sharing Participants.

4.05-2            Profit sharing contributions shall be allocated as follows:

(a)           Allocations shall be in proportion to compensation under 4.01-1(d) as a Profit Sharing Participant.  For a new Profit Sharing Participant, only compensation paid while a Profit Sharing Participant shall be taken into account.

(b)           A participant must be employed at the end of the plan year to receive an allocation unless (c) applies.

(c)           The year-end employment requirement in (b) shall be waived for an otherwise eligible employee who terminates employment during the year because of death, disability under 6.05-1 or retirement.

4.05-3            A Profit Sharing Participant is any participant who is not covered by a collective bargaining agreement.

4.05-4            Employer shall make an additional Profit Sharing Contribution as follows for a Profit Sharing Participant who returns from military leave under 3.03-2(c).

(a)           The additional contribution shall be determined separately with respect to each plan year during which the participant was absent on military leave.

(b)           The additional contribution with respect to a year during any leave of absence for military leave shall equal the amount of additional contribution that would have been made on behalf of the Profit Sharing Participant for the plan year if the compensation imputed under 4.01-3 had been paid during the leave of absence.

(c)           The additional contribution shall be subject to the limits in 4.10 and 4.11 that applied to the plan year for which the additional contribution is made.

4.06                        Transition Contributions

4.06-1            Subject to 4.10 and 4.11, Employer may make a Transition Contribution during the Transition Period for each Transition Participant equal to the applicable percentage of compensation under 4.06-2.

4.06-2            The Transition Contribution shall be a percentage of compensation under 4.01-1(d) based on the Transition Participant’s age and service determined as of each September 30 for the succeeding four calendar quarters from the following table:

Years of Service	Age
	21-30	31-40	41-50	51-60	61 or older
0 – 5	1%	1%	2%	3%	4%
6-10	1%	2%	3%	4%	4%
11-20	2%	3%	4%	4%	4%
21 or more	3%	4%	4%	4%	4%

4.06-3            The Transition Period is a period of 20 consecutive calendar quarters beginning on October 1, 2003, and ending on September 30, 2008.  Transition Contributions shall not be made with respect to compensation paid before or after the Transition Period.

4.06-4            A Transition Participant is any Qualified Employee who satisfies the following:

(a)           The individual is not covered by a collective bargaining agreement.

(b)           The individual is actively employed by Employer on June 30, 2003 and remains continuously employed by Employer, subject to (c).

(c)           An employee on leave of absence under 3.03 who returns to work when required under 3.03-2 shall be treated as actively employed for purposes of (b).

(d)           The individual has satisfied the requirements in 3.01-1(a).

4.06-5            In determining eligibility for and the amount of a Transition Contribution, the following shall apply:

(a)           Subject to 4.06-6, no contribution shall be made for any period during which an employee on leave of absence under 3.03 has no Compensation under 4.01-1(d).

(b)           A participant who terminates and is rehired after September 30, 2003 shall not be eligible to receive a Transition Contribution under 4.06-1 unless 4.06-6 applies.

(c)           A participant who ceases to be covered by a collective bargaining agreement but otherwise meets the requirements to be a Transition Participant under 4.06-4 shall begin participation in Transition Contributions on the first Entry Date after meeting the requirement under 3.01-1 or, if later, the date the individual ceases to be covered by a collective bargaining agreement.

4.06-6            Employer shall make an additional Transition Contribution as follows for a Transition Participant who returns from military leave under 3.03-2(c).

(a)           The additional contribution shall be determined separately with respect to each plan year during which the participant was absent on military leave.

(b)           The additional contribution with respect to a year during any leave of absence for military leave shall equal the amount of additional contribution that would have been made on behalf of the Transition Participant for the plan year if the compensation imputed under 4.01-3 had been paid during the leave of absence.

(c)           The additional contribution shall be subject to the limits in 4.10 and 4.11 that applied to the plan year for which the additional contribution is made.

4.07                        No After-Tax Employee Contributions

After-Tax employee contributions shall not be permitted.  Elective contributions under 4.02 are Employer contributions.

4.08                        Contribution Limits for Highly Compensated Employees

4.08-1                                     The provisions of 4.02, 4.03 and 4.04 are intended to satisfy the safe harbor rules of sections 401(k)(12) and 401(m)(11) of the Internal Revenue Code, under which contribution limits for highly compensated employees are not applicable on account of plan design-based contributions for non-highly compensated employees and other pertinent factors.  The provisions of 4.08-2 through 4.08-6 shall apply as follows:

(a)                                  The provisions in 4.08-2 through 4.08-6 and in 4.09 shall be applied separately to participants who are not entitled to participate in Safe Harbor Contributions under 4.04 for the entire plan year for any reason other than retirement, death, disability or termination of employment.

(b)                                 4.08-2 through 4.08-6 and 4.09 shall apply to elective and matching contributions to the extent that the contributions under 4.02, 4.03 and 4.04 fail to satisfy the safe harbor rules and are not already subject to testing under (a).

4.08-2                                     For each year the plan shall satisfy the nondiscrimination tests in sections 401(k)(3) and 401(m) of the Internal Revenue Code in accordance with Treasury Regulation sections 1.401(k)-1 and 1.401(m)-1 and -2.  The following provisions shall be applied in a manner consistent with the Code and Regulation sections, which are incorporated by this reference.  The provisions of 4.08-3(g), (h) and (i) interpret and apply the Code and Regulation sections and shall control with respect to the matters covered by the provisions.

4.08-3                                     For each plan year the Committee shall determine the actual deferral percentage (ADP) and the contribution percentage (CP) of the eligible employees who are highly compensated employees under 4.08-6 and the ADP and CP of the remaining eligible employees as follows:

(a)                                  The ADP and CP for the highly compensated employees or for the nonhighly compensated employees is the average of the individual deferral or contribution percentages for all eligible employees in the group.

(b)                                 An employee’s individual deferral percentage is that individual’s elective contributions for the year as a percentage of the individual’s compensation under (d).  Excess elective deferrals for a nonhighly compensated employee under a plan maintained by Employer shall be disregarded.

(c)                                  An employee’s individual contribution percentage is that individual’s matching contributions for the year as a percentage of the individual’s compensation under (d).

(d)                                 Compensation for purposes of the ADP and CP is compensation as defined in 4.01-1(d) while the employee is eligible to participate.

(e)                                  The Committee may, for any year, treat matching contributions not needed for the CP test as elective contributions for purposes of the ADP test,

and elective contributions not needed for the ADP test as matching contributions for purposes of the CP test.  No contributions may be used in both tests.

(f)                                    The following shall be aggregated to determine the ADP and the CP for this provision and for 4.08-4:

(1)                                  All plans that are aggregated with this plan under Internal Revenue Code sections 401(a)(4) and 410(b) (other than for the average benefit percentage test).

(2)                                  All cash and deferred arrangements in which the same highly compensated employee is eligible to participate.

(g)                                 All elective contributions in cash for a year shall be subject to a single ADP test whether or not the contribution becomes invested in Qualifying Employer Securities at the direction of the participant at the time of the contribution or later.  The plan shall not be disaggregated for ADP testing except for disaggregation of collectively bargained employees and non-collectively bargained employees in accordance with Treasury Regulation section 1.410(b)-7(c)(4).

(h)                                 Subject to (i) below, the matching contributions in cash described in 4.03-1(a) shall be disaggregated and tested separately from the matching contributions in Qualifying Employer Securities described in 4.03-1(b), whether or not any of the matching contributions described in 4.03-1(a) become invested in Qualifying Employer Securities at the direction of the participant at the time of the contribution or later and whether or not matching contributions in 4.01-1(b) are contributed in kind or in cash that is used to buy Qualifying Employer Securities.  The amount of the matching contribution under the ESOP shall be the amount described in 4.03-1(b) whether or not the value of the Qualifying Employer Securities is the same amount at the time the securities are deposited in the related trust.

(i)                                     The plan shall be disaggregated for CP testing in accordance with Treasury Regulation section 1.410(b)-7(c)(4).

4.08-4                                     Neither the ADP nor the CP of the highly compensated employees may exceed the greater of the following, as adjusted in 4.08-5:

(a)                                  1.25 times the ADP or CP of the nonhighly compensated employees for the prior plan year.

(b)                                 2 percentage points higher than the ADP or CP of the nonhighly compensated employees for the prior plan year, up to 2 times such ADP or CP.

4.08-5                                     Subject to Schedule 4 of Appendix A, the limits in 4.08-3 shall be applied under the following rules:

(a)                                  Subject to the provisions of Schedule 4 of Appendix A, the limit in 4.08-4(b) shall be adjusted in accordance with Treasury Regulation section 1.401(m)-2 to avoid duplicate use of the limit for any highly compensated employee in violation of Code section 401(m)(9).

(b)                                 In accordance with applicable regulations, the Employer may elect to apply the limits in 4.08-4 using the ADP and CP of nonhighly compensated employees for the current year.  Any such election shall be made by plan amendment under 9.01.

4.08-6                                     “Highly compensated employee” is defined in section 414(q) of the Internal Revenue Code and related Treasury regulations.  In determining which employees are highly compensated employees, the following shall apply:

(a)                                  Subject to (b) and (c) below, a highly compensated employee for a plan year is an employee who has performed services for Employer during the year or the prior plan year and is one of the following:

(1)                                  An owner of 5 percent or more of an Employer during either year.

(2)                                  A person paid over $80,000 for the prior year who is among the highest paid 20 percent of employees of Employer for such prior year, aggregating employees of all statutory affiliates under
2.01-2 and excluding employees to the extent provided by applicable regulations.

(b)                                 The dollar amounts in (a) above shall be adjusted in accordance with Treasury regulations for changes in cost of living.

(c)                                  Former employees shall be taken into account in accordance with applicable law.

(d)                                 Pay for this purpose shall mean compensation under 4.01-1(c).

4.09                        Actions to Correct Excess Contributions for Highly Compensated Employees

4.09-1                                     If the ADP or CP of the highly compensated employees would exceed the limits in 4.08-4, the Committee shall determine the amount of the excess as follows:

(a)                                  If the ADP limit is exceeded, the total amount of excess elective contributions shall be determined by reducing individual deferral percentages, reducing the highest individual deferral percentages first, until the ADP does not exceed the limit.

(b)                                 If the CP limit is exceeded, the total amount of excess matching contributions shall be determined by reducing individual contribution percentages, reducing the highest individual contribution percentages first, until the CP does not exceed the limit.

4.09-2                                     The total amount of excess elective contributions or excess matching contributions determined under 4.09-1(a) or (b) shall be reduced and the reductions shall be allocated among the highly compensated employees, taking the highest dollar amount of elective contributions or matching contributions first, as follows:

(a)                                  The elective contributions for highly compensated employees shall be reduced by the amount of the allocated excess elective contributions.

(b)                                 The matching contributions for highly compensated employees shall be reduced by the allocated excess matching contributions.

4.09-3                                     Reductions shall be made in elective contributions and matching contributions as follows:

(a)                                  Subject to (b) below, any excess amount shall be distributed, with related earnings, to the highly compensated employee to whom the reduction applies.  Distribution shall be made during the plan year after the year to which the excess applies.

(b)                                 A distribution under (a) above because of the ADP test shall be reduced by the amount of any excess deferral previously distributed under 4.02-3 for the same plan year.

(c)                                  Related earnings shall be the earnings on excess contributions for the plan year of deferral.  The related earnings shall be determined under applicable regulations.

4.10                        Deductibility

4.10-1                                     Contributions are conditioned upon deductibility under section 404 of the Internal Revenue Code.  To the extent a deduction is disallowed, 10.08 shall apply.

4.10-2                                     The aggregate of an Employer’s contributions, other than elective contributions, for all participating employees under this plan and all other profit sharing and stock bonus plans maintained by an Employer covering some or all of the same participants shall not exceed 25 percent of aggregate compensation under 4.01-1(a) for all the Employer’s participants.  To the extent the 25 percent limit is exceeded, 10.08 shall apply.

4.10-3                                     If contributions would exceed the limit because of another defined contribution plan, the amount recovered under 10.08 shall be charged in the same order as reductions under 4.12-2.

4.11                        Limit on Annual Additions

4.11-1                                     Benefits shall be limited in accordance with the following rules as provided in Internal Revenue Code section 415 and related regulations.  The following provisions shall be applied in a manner consistent with the Code and regulations, which are incorporated by this reference.

4.11-2                                     Subject to the provisions of Schedule 2 to Appendix A, no annual addition for any participant shall be more than the lesser of the following:

(a)                                  $30,000 year plus any cost-of-living adjustment authorized by applicable law.

(b)                                 25 percent of the participant’s compensation, as defined in 4.01-1(b), for the limitation year.

4.11-3                                     “Annual addition” means for any limitation year the sum of elective, matching, Safe Harbor, Profit Sharing and Transition contributions for the year.  In applying the limitations on annual additions, all employers that are statutory affiliates as described under 2.01-2, with the adjustment provided in section 415(h) of the Internal Revenue Code, shall be considered a single employer.

4.11-4                                     If Employer maintains one or more other defined contribution plans at any time, the Employer contributions, employee contributions, and forfeitures under all such plans shall be combined for purposes of applying the above limitations.  For the purposes of 4.11-2(a) only, any contribution to a separate account for post-retirement medical benefits for a key employee under a funded welfare benefit plan shall be considered such an annual addition.

4.12                        Adjustments to Satisfy Limits

4.12-1                                     If an annual addition for a participant would exceed the limit in 4.11, contributions shall be reduced pursuant to Treasury Regulation section 1.415-6(b)(6) as necessary to eliminate the excess, in the following order:

(a)                                  Unmatched elective contributions.

(b)                                 Matched elective contributions and related matching contributions.

(c)                                  Profit sharing Contributions.

(d)                                 Transition Contributions.

(e)                                  Safe Harbor Contributions.

4.12-2                                     If an annual addition for a participant would exceed the limit in 4.11 because of any other tax qualified retirement plan of an Employer, the contributions, and benefits under the plans shall be reduced as necessary to meet the limit, in the following order:

(a)                                  Unmatched elective contributions under this plan.

(b)                                 Matched elective contributions and related matching contributions under this plan.

(c)                                  Annual additions under any defined contribution plan, other than this plan.

(d)                                 Profit sharing Contributions.

(e)                                  Transition Contributions.

(f)                                    Safe Harbor Contributions.

4.12-3                                     Reductions under 4.12-1 and 4.12-2 shall be subject to the following:

(a)                                  If an elective contribution is reduced, the amount shall be distributed to the participant pursuant to Treasury Regulations § 1.415-6(b)(6)(iv) as soon as possible, with related earnings, and the following shall apply:

(1)                                  Consent of the participant or the participant’s spouse shall not be required.

(2)                                  The returned amount shall be disregarded for the purposes of the ADP test and the CP test.

(b)                                 To the extent of any excess remaining after action under (a), the participant’s allocation of matching contributions shall be reduced and reallocated to other participants.

(c)                                  Any contributions that cannot be reallocated under (b) because of the annual addition limitation shall be placed in a suspense account and allocated as soon as possible.  No revaluation adjustment shall be made in the suspense account for investment results.

4.13                        Time of Payment

4.13-1                                     Employer shall make payments to the Trustee to cover all contributions as follows:

(a)                                  Subject to (b) and (c), an elective contribution shall be paid as soon as the amount can reasonably be identified and separated from Employer’s other assets.  Payment shall in any event be made within 15 business days after the end of the month in which the participant would otherwise have received the amount deducted from pay on account of the elective contribution.

(b)                                 All contributions for a plan year shall be paid within the regular or extended time for filing Employer’s federal income tax return for the year.

(c)                                  In any event, all elective and matching contributions for a plan year shall be paid no later than 12 months after the end of the plan year.

4.13-2                                     Any amount that is paid after the end of the tax year of Employer will be treated as though paid on the last day of that tax year if both of the following apply:

(a)                                  The amount is paid within the time specified in 4.13-1(b).

(b)                                 The amount is designated by Employer as attributable to that tax year.

4.13-3                                     Any amount that is paid after the end of the plan year will be treated as though paid on the last day of that plan year if both of the following apply:

(a)                                  The amount is paid within the time specified in 4.13-1(b).

(b)                                 The amount is designated by Employer as attributable to that plan year.

ARTICLE 5
Participants’ Accounts; Vesting

5.01                        Participants’ Accounts

5.01-1                                     The Committee shall furnish each participant annually a statement showing contributions to date and account balances.

5.01-2                                     The Committee shall keep such separate accounts for each participant as may be necessary to administer the plan properly.

5.01-3                                     A participant’s accounts shall be fully vested at all times.

5.02                        Valuations and Adjustments

5.02-1                                     The assets in the trust shall be valued and the values allocated as follows:

(a)                                  The Trustee shall value the assets of the trust, including any pooled investment funds, at their fair market values and report the values to the Committee.

(1)                                  Subject to (2), assets shall be valued as of each regular or special valuation date.

(2)                                  If the Committee adopts rules permitting daily valuation of investment funds, then assets for which values are not available each business day shall be valued as frequently as a value is available, but at least annually.

(3)                                  Assets valued under (2) shall be deemed not to change in value until the next date as of which a valuation under (2) is available.

(b)                                 The Committee shall engage a qualified independent person who meets the requirements similar to the requirements for an appraiser in regulations under section 170(a)(1) of the Internal Revenue Code to value Qualifying Employer Securities that are not publicly traded.

(c)                                  The Committee shall allocate the value of trust assets as of the valuation date as follows:

(1)                                  Appropriate adjustments shall be made for any interim contributions or distributions since the last allocation of trust asset values.

(2)                                  The allocation of values in any pooled investment funds shall be in proportion to account balances on the valuation date before adding any allocations or subtracting any withdrawals or other distributions made as of that date.

5.02-2                                     The Committee may call for a special valuation whenever it finds it desirable to avoid a material distortion in benefits or otherwise to administer the plan properly.

5.03                        Rollovers

5.03-1                                     The Committee may approve rollover of funds from a tax qualified retirement plan or individual retirement account described in section 408(a) of the Internal Revenue Code (IRA) if all of the following criteria are met:

(a)                                  The individual rolling over the funds is a Qualified Employee of Employer at the time the rollover is made.

(b)                                 The funds come from either of the following:

(1)                                  An IRA that holds only amounts rolled over from one or more eligible rollover distributions from other qualified plans and related earnings and no after-tax amounts.

(2)                                  An eligible rollover distribution from a qualified plan.

(c)                                  The funds are paid to this plan within 60 days after distribution from the other plan or IRA.

(d)                                 The funds do not include any employee contributions.

(e)                                  The funds include no property other than cash or Qualifying Employer Securities.

(f)                                    The Committee finds that the rollover will not impair the qualified status of this plan.

5.03-2                                     A rollover shall be accounted for in such manner as the Committee shall decide.

5.04                        Transfers Between Plans

5.04-1                                     The Committee may approve a transfer from this plan directly into another qualified plan if all of the following conditions are met:

(a)                                  The account is currently distributable under this plan.

(b)                                 The individual involved requests that the account be distributed directly to the other plan in which the individual may participate.

(c)                                  The plan administrator of the receiving plan has agreed to accept the funds and has affirmed that the receiving plan is authorized to accept the transfer.

5.04-2                                     The Committee may direct the Trustee to accept funds transferred directly to this plan from another qualified plan if all of the following conditions are met:

(a)                                  The individual involved has requested the transfer and is a Qualified Employee of Employer at the time the transfer is made.

(b)                                 The Committee determines that the transfer will not impair the qualified status of this plan.

(c)                                  Subject to (d) below, none of the amount transferred is subject to any distribution requirement that is inconsistent with the distribution options in this plan.

(d)                                 A transfer that does not satisfy (c) above may be accepted if it is an elective transfer under Treasury Regulation section 1.411(d)-4 Q&A-3 and the requirements of the regulation are met.

(e)                                  None of the amount transferred consists of after-tax employee contributions.

5.04-3                                     An amount received by direct transfer shall be accounted for in such manner as the Committee shall decide.

5.05                        In-Service Withdrawals

5.05-1                                     A participant may withdraw money from the plan before termination of employment as follows:

(a)                                  Before age 70½ - elective contributions to the extent approved by the Committee because of financial hardship under 5.05-2.

(b)                                 After age 70½ - all amounts.

5.05-2                                     “Financial hardship” means a participant’s immediate and heavy financial need that cannot be met from other reasonably available resources and is caused by one or more of the following:

(a)                                  Medical expenses under Internal Revenue Code section 213(d) of the participant, the spouse or a dependent under Internal Revenue Code section 152.

(b)                                 The cost of tuition and room and board and related education fees for the next 12 months for post-secondary education of the participant, the participant’s child or spouse or a dependent under Internal Revenue Code section 152.

(c)                                  The cost of buying the principal residence of the participant, not including making mortgage payments.

(d)                                 The cost of preventing eviction from or foreclosure on the principal residence of the participant.

5.05-3                                     If a participant makes a hardship withdrawal under 5.05-1, both of the following shall apply:

(a)                                  New elective contributions by the participant shall be suspended for 6 months from receipt of the hardship withdrawal.

(b)                                 The participant’s elective contributions for the plan year following the year of the hardship withdrawal shall be limited to amounts determined under 4.02-1(c) minus the participant’s elective contributions for the year of the hardship withdrawal.

5.05-4                                     Withdrawals shall be carried out under the following rules:

(a)                                  The withdrawal date shall be fixed by the Committee after application by the participant under Committee procedures.

(b)                                 If the withdrawal is requested because of financial hardship, the application shall include a signed statement of the facts causing financial hardship and any other information required by the Committee. The Committee may rely on the signed statement of facts as conclusive evidence of a participant’s financial need.  No hardship withdrawal shall be granted unless the participant has elected to receive all dividends on Qualifying Employer Securities currently available to the participant.

(c)                                  The Committee may require a minimum advance notice, may limit the amount and frequency of withdrawals and may delay payment of an approved withdrawal to permit a special valuation, to permit liquidation of necessary assets or for other pertinent reasons.

(d)                                 The participant shall specify in the application which investment fund or funds are to be charged with the withdrawal if more than one fund is involved.  Absent specification by the participant, the Committee may reject the application or determine which funds are to be charged.

(e)                                  Accounts shall be adjusted as of the last regular or special valuation date on or before the withdrawal unless the Committee elects to have a special valuation, which will then control.

(f)                                    Withdrawals on account of financial hardship shall be in cash except to the extent the participant requests distribution in kind of amounts held in Qualifying Employer Securities.  In that event, the rules under 8.03-7 shall apply with respect to the portion of the distribution made in Qualifying Employer Securities.

ARTICLE 6
Distribution of Benefits

6.01                        Entitlement; Retirement Dates; Participation After Mandatory Benefit Starting Date

6.01-1                                     A participant or beneficiary shall be entitled to benefits on the participant’s death, disability as defined in 6.05, retirement, other termination of employment or on reaching the mandatory benefit starting date under 6.04-2.

6.01-2                                     Retirement shall occur on termination of employment after reaching one of the following dates:

(a)                                  Normal retirement date shall be age 65.

(b)                                 Deferred retirement date shall be any day after normal retirement date.

6.01-3                                     Commencing benefits under 6.04-2 while still employed shall not constitute retirement and shall not prevent continued participation in contributions.  Contributions allocated to the account of a participant after the distribution date under 6.04-2 shall be distributed as soon as practicable, and in any case not later than the end of the calendar year after the calendar year that includes the allocation date.

6.01-4                                     If a person entitled to receive benefits is rehired, the benefit shall not be paid except as provided in 6.04-2.

6.02                        Amount and Form of Benefit

6.02-1                                     A participant’s benefit shall be the account balances, determined as follows:

(a)                                  The account balances shall be the sum of the following, subject to (b):

(1)                                  The amount realized from liquidation of the participant’s interest in any separately invested funds.

(2)                                  The amount of any other interest valued as of the last regular or special valuation prior to the distribution.

(b)                                 An investment in the Qualifying Employer Securities Fund shall be valued as follows:

(1)                                  If investments in the Qualifying Employer Securities Fund are accounted for in shares of Qualifying Employer Securities, an investment in the Qualifying Employer Securities Fund shall be the value of the shares when distributed plus the amount realized from the liquidation of any fractional shares, subject to (3).

(2)                                  If (1) does not apply, the investment in the Qualifying Employer Securities Fund shall be valued under (a)(2).

(3)                                  If the Qualifying Employer Securities Fund is not 100 percent invested in Qualifying Employer Securities at the time of the distribution, the portion of the account that is not invested in Qualifying Employer Securities shall be valued under (a)(2).

6.02-2                                     Benefits shall be paid in a lump sum in cash subject to 8.03-7.

6.02-3                                     If the participant’s accounts are distributed before the final allocation of contributions is made, a final payment shall be made to the participant promptly after allocation.

6.02-4                                     If a participant or terminated employee dies, the participant’s accounts, as determined under 6.02-1, shall be paid as a death benefit to the beneficiary.  Application shall be made under 6.03 and the rules in 6.04-3 shall apply.  If the recipient is the participant’s surviving spouse, 6.03-2(d) and 6.03-4 shall apply.

6.03                        Application for Benefits; Time of Payment

6.03-1                                     A participant or beneficiary eligible for benefits must apply in writing under 7.04 as follows:

(a)                                  Application shall be made on a form prescribed by the Committee.

(b)                                 Application shall be made after receipt of the explanation in 6.03-2(c) and within 90 days before benefits are to start.

6.03-2                                     Subject to 6.04-2 and 6.05-2, benefits shall be paid under the following rules:

(a)                                  Subject to (b), the Committee shall direct the Trustee to pay benefits as soon as reasonably possible whether or not an application is filed.

(b)                                 A benefit that exceeds $5,000 shall not be paid until the participant reaches the required beginning date under 6.04-2, unless the participant consents to an earlier distribution.

(c)                                  The Committee may delay payment of benefits for a reasonable period necessary to process payment but in no event beyond 60 days after the latest of the following:

(1)                                  The end of the plan year of retirement.

(2)                                  The date the amount is known.

(3)                                  The date an application is received.

(d)                                 Between 30 and 90 days before benefits start, the Committee shall give the participant or other eligible recipient an explanation of the following:

(1)                                  The right to defer payment until the required beginning date under section 6.04-2, if applicable.

(2)                                  The right to elect to have a direct rollover under 6.03-4 if applicable.

(3)                                  The applicability of mandatory withholding if a direct rollover could be elected under 6.03-4 and is not.

(4)                                  The applicable rules on rollover and taxation of the distribution as required by section 402(f) of the Internal Revenue Code.

(5)                                  The right to defer any benefit election for at least 30 days.

(6)                                  If (b) above applies, an explanation of the right to defer payment.

(e)                                  If the explanations in (d) are given and the recipient makes the required elections within 30 days, the recipient may request immediate distribution and waive the balance of the 30-day period.

(f)                                    If the amount does not exceed $5,000, only the information in (d)(2) through (5) is required.

6.03-3                                     If the date for payment under 6.04-2 has passed and the Committee has not located the participant or beneficiary, the Committee shall distribute the benefit into an interest-bearing account in a financial institution in the name of the participant or beneficiary.  This shall constitute a lump sum distribution to which regular tax reporting and withholding requirements shall apply.

6.03-4                                     An eligible recipient of an eligible rollover distribution may elect before a benefit is paid to have the benefit distributed by a direct rollover into an eligible retirement plan and the following shall apply:

(a)                                  The recipient shall furnish the Committee sufficient information to identify the eligible retirement plan or IRA and the fund holder to whom the direct rollover should be paid.

(b)                                 “Eligible retirement plan” means an individual retirement account described in section 408(a) or an individual retirement annuity described in section 408(b) of the Internal Revenue Code, an employer-sponsored qualified retirement trust, an annuity plan described in section 403(a) of the Internal Revenue Code, an eligible deferred compensation plan described in section 457(b) of the Internal Revenue Code which is maintained by an eligible employer under section 457(e)(1)(A) and an annuity contract described in section 403(b) of the Internal Revenue Code.

(c)                                  “Eligible rollover distribution” means any distribution from the plan other than the following:

(1)                                  A payment required by the minimum distribution rules under 6.04.

(2)                                  Corrective distributions of ADP and CP test excess contributions and excess aggregate contributions, and amounts in excess of the annual addition limit, together with allocable income.

(3)                                  Corrective distributions of excess deferrals together with allocable income.

(4)                                  Any portion of a hardship withdrawal under 5.05-1(a) paid after December 31, 1998, attributable to elective contributions or to transfers of such contributions.  Any hardship withdrawal paid after December 31, 2001.

(5)                                  Dividends on Qualifying Employer Securities that are distributed under 8.03.

(d)                                 “Eligible recipient” means the participant, the spouse of a deceased participant and a spouse or former spouse who is an alternate payee under a qualified domestic relations order.

6.04                        Distribution Rules

6.04-1                                     Subject to the provisions of Schedule 6 of Appendix A, benefits shall be paid in accordance with the following overriding rules as provided in Treasury Regulation sections 1.401(a)(9)-1 and -2.

6.04-2                                     Payment to a participant shall be made no later than the April 1 following the calendar year in which the participant has reached 70½ and is either a five percent owner under section 416(i) of the Internal Revenue Code or has terminated employment.

6.04-3                                     Payment after a participant’s death shall be made as soon as practicable, and in any case by the end of the fifth calendar year after the calendar year of death.

6.05                        Disability

6.05-1                                     A disabled participant is one who as a result of illness or injury suffers from a condition of mind or body that permanently prevents full-time employment by Employer.  The Committee shall determine the existence of disability and may have the participant examined by and rely on advice from a medical examiner satisfactory to the Committee in making the determination.

6.05-2                                     If the participant notifies the Committee in writing that benefits after disability would reduce any other disability benefit, the Committee shall defer payment until the other benefit stops, subject to 6.04-2.

6.06                        Designation of Beneficiary

6.06-1                                     Each participant shall file a designation of beneficiaries with the Committee as follows:

(a)                                  The designation shall name a specific beneficiary or beneficiaries, which may include a trust.  The beneficiaries may be changed from time to time in accordance with these provisions.

(b)                                 A designation by a married participant of a beneficiary other than the surviving spouse shall not be effective unless either of the following applies:

(1)                                  The spouse executes a consent in writing that acknowledges the effect of the designation and is witnessed by a plan representative or notary public.

(2)                                  The consent cannot be obtained because the spouse cannot be located or because of other circumstances provided by applicable regulations.

(c)                                  A determination in good faith by the Committee that (b) has been complied with shall be final and binding if the Committee has exercised proper fiduciary care in making the determination.

(d)                                 The designated beneficiary or other recipient described below shall receive any residual benefit after death of a participant.

6.06-2                                     If the participant’s marital status changes after the participant has designated a beneficiary, the following shall apply, subject to any applicable qualified domestic relations order under 10.06:

(a)                                  If the participant is married at death but was unmarried when the designation was made, the designation shall be void unless the spouse is the beneficiary or the spouse consents to the designation in the manner prescribed above.

(b)                                 If the participant is unmarried at death but was married when the designation was made, the benefit shall be paid as though the former spouse had predeceased the participant.

(c)                                  If the participant was married when the designation was made and is married to a different spouse at death, the designation shall be void unless the new spouse consents to it in the manner prescribed above.

6.06-3                                     If a beneficiary dies after the death of a participant but before full distribution to the beneficiary, any benefit to which the beneficiary was entitled shall be paid to the estate of the deceased beneficiary.

6.06-4                                     The following shall apply to any part of a benefit as to which no valid designation of beneficiary is in effect at death:

(a)                                  Subject to (b) and (c) below, the benefit shall be paid in the following order of priority:

(1)                                  To the participant’s surviving spouse.

(2)                                  To the participant’s surviving children in equal shares.

(3)                                  To the participant’s estate.

(b)                                 If a beneficiary designated under (a) above or under 6.06-1 disclaims a benefit, the benefit shall be paid as though that beneficiary had predeceased the participant.

(c)                                  If a surviving spouse entitled to a benefit consents after the participant’s death to the participant’s designation of another beneficiary, the other beneficiary shall be a validly designated beneficiary as to such benefit.

ARTICLE 7
Plan Administration

7.01                        Pension Committee

7.01-1                                     The plan shall be administered by a Pension Committee of one or more members of the Board of Directors of the Company who are appointed by the Board.  The Committee shall have a Chair chosen from among its members and a secretary who need not be a member.  Minutes shall be kept of all proceedings of the Committee.  The Committee may act at a meeting by a majority vote of a quorum present or without a meeting by action recorded in a memorandum signed by a majority of all members.  A majority of members shall constitute a quorum.

7.01-2                                     Any member of the Committee may resign on 15 days’ notice to the Company.  The Company may remove any Committee member without having to show cause.  All vacancies on the Committee shall be filled as soon as reasonably practicable.  Until a new appointment is made, the remaining members of the Committee shall have authority to act although less than a quorum.

7.01-3                                     The Trustee shall be given the names and specimen signatures of the Committee members, the Chair and the secretary.  The Trustee shall accept and rely on the names and signatures until notified of a change.

7.01-4                                     Documents may be signed for the Committee by the Chair, the secretary or other person designated by the Committee.

7.02                        Committee Powers and Duties; Reports to Committee

7.02-1                                     The Committee shall interpret the plan and the related trust, shall decide any questions about the rights of participants and their beneficiaries and in general shall administer the plan and trust.  Any decision by the Committee shall be final and bind all parties.  The Committee shall have absolute discretion to carry out its responsibilities.

7.02-2                                     The Committee shall be the plan administrator under federal laws and regulations applicable to plan administration and shall comply with such laws and regulations.

The president of the Company shall be an agent for service of process on the plan at the Company’s address.

7.02-3                                     The Committee shall keep records of all relevant data about the rights of all persons under the plan.  The Committee shall determine eligibility to participate and the time, manner, amount and recipient of payment of benefits and the Service of any employee and shall instruct the Trustee on distributions.  Any person having an interest under the plan may consult the Committee at any reasonable time.

7.02-4                                     The Committee may delegate all or part of its administrative duties to one or more agents and may retain advisors to assist it.  The Committee may consult with and rely upon the advice of counsel who may be counsel for an Employer.  The Committee shall appoint any independent public accountant required for the plan.

7.02-5                                     Each Employer shall furnish the Committee any information reasonably requested by it for plan administration.

7.03                        Company and Employer Functions

7.03-1                                     Except as provided in 7.03-2, all Company or Employer functions or responsibilities shall be exercised by the chief executive officer of the corporation, who may delegate all or any part of those functions.

7.03-2                                     The power to appoint or remove members of the Committee or to amend or terminate the plan and trust may be exercised only by the Board of Directors of the Company, except as provided in 7.03-3.

7.03-3                                     The chief executive officer of the Company may amend the plan to make technical, administrative or editorial changes on advice of counsel to comply with applicable law or to simplify or clarify the plan.

7.03-4                                     The Board of Directors of the Company or an Employer shall have no administrative or investment authority or function.  Membership on the Board shall not, by itself, cause a person to be considered a plan fiduciary.

7.04                        Claims Procedure

7.04-1                                     Claims for benefits under the plan shall be governed by these procedures.

(a)                                  The Committee shall establish administrative processes and safeguards to ensure and verify that claims decisions are made in accordance with the plan and that, where appropriate, plan provisions have been applied consistently with respect to similarly situated claimants.

(b)                                 Any person claiming a benefit, or requesting an interpretation, ruling or information, shall present the request in writing to the chair of the Committee, who will decide the claim.

7.04-2                                     The Committee will respond to a claim as follows:

(a)                                  If the claim that does not involve a disability determination is wholly or partially denied, the Committee will notify the claimant of the adverse determination within a reasonable time not longer than 90 days after the plan received the claim unless special circumstances require an extension of time.

(b)                                 The Committee will notify a claimant in writing of the need for any extension under (a) before the end of the initial 90 days.

(1)                                  Any notice of extension will indicate the special circumstances requiring the extension and the date by which a decision is expected.

(2)                                  Any extension will be no longer than another 90 days after the initial period.

(c)                                  If the claim involves a disability determination, the Committee will notify the claimant of the adverse determination within 45 days after the plan received the claim unless special circumstances require an extension of time.

(1)                                  The Committee will notify a claimant in writing of the need for an extension, which will be no more than 30 days unless a second extension is required, which will be no more than an additional 30 days.

(2)                                  If an extension of time to decide a disability claim is required because the claimant failed to supply information specified in the extension notice, the claimant will have at least 45 days in which to provide the information and the time for deciding the claim will be delayed by the number of days until the claimant responds to the request for additional information or until the date for the claimant to respond has passed, whichever occurs first.

7.04-3                                     The Committee will provide the claimant with written or electronic notification of any adverse determination on a claim, including:

(a)                                  The specific reason or reasons for the determination.

(b)                                 Reference to the specific plan provisions on which the determination is based.

(c)                                  A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why it is necessary.

(d)                                 A description of the review procedures under 7.04-4 and the applicable time limits.

(e)                                  A statement of the claimant’s right to bring a legal action under ERISA following any adverse determination on review.

7.04-4                                     A claimant may request review of an adverse determination on a claim as follows:

(a)                                  A request to review a claim must be submitted to the Committee chair in writing no later than the applicable deadline.

(1)                                  For claims that involve a disability determination, the applicable deadline is 180 days after the claimant receives notice of the adverse determination.

(2)                                  For all other claims, the applicable deadline is 60 days after the claimant receives notice of the adverse determination.

(b)                                 The claimant may submit written comments, documents, records and other information relating to the claim.

(c)                                  Upon request and at no charge, the claimant may have copies of any document, record or other information that:

(1)                                  was relied on in making the determination;

(2)                                  was submitted, considered or generated in the course of making the determination, whether or not relied on; or

(3)                                  demonstrates compliance with the processes and safeguards under 7.04-1(a).

(d)                                 If the appeal is for a claim that involves a disability determination, the claimant shall be provided the name of any medical or vocational expert whose advice was obtained in reviewing the initial claim.

(e)                                  The Committee’s review shall take into account all comments, documents, records and other information submitted by the claimant relating to the claim, whether or not considered in the initial determination.

(f)                                    If the appeal is for a claim that involves a disability determination, the Committee will not defer to the initial claim denial.  If the denial was based on a medical judgment, the Committee will consult a medical professional, such as a doctor, trained in the medical field involved in judging the disability claim.  The person consulted will not be the same person consulted in deciding the initial claim.

(g)                                 The Committee may, but shall not be required to, grant the claimant a hearing.

7.04-5                                     The full Committee shall review any appeal and shall respond as follows:

(a)                                  The Committee will notify the claimant of its determination on review within a reasonable time not longer than 60 days (45 days in the case of a claim involving a disability determination) after the plan received the request for review unless an extension of time is required for a hearing or other special circumstances.

(b)                                 The Committee will notify a claimant in writing of the need for any extension before the end of the initial 60 days (45 days in the case of a claim involving a disability determination).

(1)                                  Any notice of extension will indicate the special circumstances requiring the extension and the date by which a decision is expected.

(2)                                  No extension will be longer than another 60 days (45 days in the case of a claim involving a disability determination) after the initial period.

7.04-6                                     The Committee will provide the claimant with written or electronic notification of its determination on appeal.  If the determination is adverse, the notice will include:

(a)                                  The specific reason or reasons for the determination.

(b)                                 Reference to the specific plan provisions on which the determination is based.

(c)                                  A statement that, upon request and at no charge, the claimant may have copies of any document, record or other information under 7.04-4.

(d)                                 A summary of the claimant’s right to bring a civil action under ERISA.

7.05                        Expenses

7.05-1                                     Members of the Committee shall not be compensated for services out of the plan assets.  The Committee shall be reimbursed for all expenses.

7.05-2                                     The Company may elect to pay any administrative fees or expenses and may allocate the cost among the Employers.  Otherwise the expenses and fees shall be paid from the plan assets.  Expenses related to a particular account or to an investment fund under 8.02-1 may be charged directly to that account or fund.

7.06                        Indemnity and Bonding

7.06-1                                     The Company shall indemnify and defend any plan fiduciary who is an officer, director or employee of Employer from any claim or liability that arises from any action or inaction in connection with the plan subject to the following rules:

(a)                                  Coverage shall be limited to actions taken in good faith that the fiduciary reasonably believed were not opposed to the best interest of the plan.

(b)                                 Negligence by the fiduciary shall be covered to the fullest extent permitted by law.

(c)                                  Coverage shall be reduced to the extent of any insurance coverage.

7.06-2                                     The Company shall indemnify and defend any plan fiduciary not covered by 7.06-1 from any claim or liability arising from any action or inaction based on information or direction from the Committee or an Employer absent willful misconduct, gross negligence or bad faith.

7.06-3                                     Plan fiduciaries shall be bonded to the extent required by applicable law for the protection of plan assets.

ARTICLE 8
Investment of Trust Funds

8.01                        Trust Fund

Benefits under this plan shall be funded through a trust established by agreement between the Company and a Trustee.  The Trustee shall receive the contributions, hold and invest them and pay benefits.

8.02                        Pooled Investment Funds

8.02-1                                     Plan assets shall be pooled for investment in one or more investment funds established by the Committee.  The Committee shall define objectives for the funds, may establish new funds, combine two or more funds or change the objectives of an existing fund.

8.02-2                                     The Trustee and any investment manager shall be informed of any Committee action with respect to the investment funds.  The Committee shall inform all participants about the funds and the objectives of each.

8.02-3                                     Subject to 8.03-3(a)(4), allocation of the account of each participant among the funds shall be controlled as follows:

(a)                                  A participant shall allocate contributions among the funds in minimum increments established by the Committee and may elect to transfer assets between funds.  An allocation once made shall apply to all future contributions unless changed by the participant.  If no allocation has been made, the Committee shall determine the fund or funds into which contributions shall be deposited.

(b)                                 Subject to (d), all allocations and elections to transfer shall be by written notice to the Committee.  The Committee shall adopt rules for allocations and transfers, which may restrict amounts and timing to the extent permitted by law.  Transfers shall be made over a reasonable period to allow orderly liquidation and reinvestment of the funds.

(c)                                  A participant may change the allocations of assets among funds, including ESOP funds under 8.03-2, as of times established by the Committee, not less often than quarterly over the plan year.  Assets shall be transferred automatically whenever the participant changes allocations, so that existing and future allocations shall be the same.  Transfers shall be made over a reasonable period to allow orderly liquidation and reinvestment of the funds

(d)                                 The Committee may adopt rules permitting some or all allocations and elections under 8.02-3 and 4.02 to be made by telephonic or electronic media.  Completion of an allocation or election in accordance with such rules shall constitute return of an allocation or election to the Committee.

8.02-4                                     The rights of a participant under 8.02-3 may be exercised by a beneficiary as follows:

(a)                                  Subject to (c), the beneficiary must be currently entitled to receive benefits on account of the death of a participant.

(b)                                 If more than one person or entity is entitled to share the benefit, the Committee may do any of the following:

(1)                                  Designate one person or entity to make decisions controlling the entire account.

(2)                                  Divide the account and allocate the decision-making power over separate portions to separate beneficiaries.

(3)                                  Require the beneficiaries to designate one of themselves or a third person to exercise the power for all of them in such manner and on such terms as the Committee may prescribe.

(c)                                  An alternate payee under a qualified domestic relations order under 10.06 shall be considered a beneficiary for this purpose if one of the following applies:

(1)                                  The participant has died.

(2)                                  The alternate payee’s interest is held in a separate account and the Committee elects to allocate to the alternate payee the power of decision over the account.

8.03                        Qualifying Employer Securities

8.03-1                                     Up to 100 percent of the assets of the trust may be invested in Qualifying Employer Securities.  “Qualifying Employer Securities” means common stock of the Company or other securities described in section 409(l) of the Internal Revenue Code that are specified in writing to the Committee by the Company.  Qualifying Employer Securities transferred to the plan upon termination of a related plan may be retained in the trust.

8.03-2                                     Qualifying Employer Securities shall be held for participants only in one or more separate investment funds (ESOP funds) established by the Committee under 8.02-3 and the following shall apply:

(a)                                  The Committee shall establish and maintain one or more ESOP funds.  The ESOP fund shall initially consist of amounts held in the Company Stock Fund maintained before the ESOP fund was established.

(b)                                 Contributions paid in Qualifying Employer Securities or paid in cash and required to be initially invested in Qualifying Employer Securities shall be deposited and held in ESOP funds.  Amounts invested in Qualifying Employer Securities at the direction of participants shall be held in ESOP funds.

(c)                                  Subject to 8.03-3, dividends on Qualifying Employer Securities shall be reinvested in Qualifying Employer Securities.  After investment of the dividend, the amount shall be subject to the general rules of the plan concerning direction of investments by participants.

8.03-3                                     Dividends on Qualifying Employer Securities held in one or more ESOP funds under 8.03-2 shall be distributed to participants, as follows:

(a)                                  The Company may direct the Committee in writing from time to time that dividends on all Qualifying Employer Securities shall be distributed to participants, and the following shall apply:

(1)                                  The Company may direct that dividends be paid directly to participants or be paid to participants from the Trust in cash no later than 90 days after the end of the plan year in which the dividends are paid to the Trust.  The direction shall apply only to dividends with a record date after the Committee receives the notice.

(2)                                  If dividends are to be paid directly to participants, the Committee shall provide the Company with information reasonably requested by the Company for the purpose of identifying recipients and the amount of dividends to be paid with respect to shares allocated to the participant’s accounts as of the dividend record date.

(3)                                  If dividends are to be paid to participants by the Trust, the amount distributed to a participant shall be the amount of dividends paid on Qualifying Employer Securities allocated to the participant’s accounts as of the record date for the dividend payment.  Earnings on dividends shall not be distributed.

(4)                                  Dividends shall be invested pending distribution in the investment fund that is most liquid and least likely to suffer loss of value unless the Committee or Trustee determines that dividends shall be held in cash for appropriate administration.  Dividends pending distribution and related earnings shall not be subject to investment direction by participants.  After distribution of dividends, earnings on dividends distributed to a participant shall be invested according to the most recent investment directions of the participant with respect to contributions unless the Committee directs the investment of the earnings.

(b)                                 Subject to (a) above, a participant may elect to have dividends distributed to the participant with respect to Qualifying Employer Securities allocated to the participant as of the record date for the dividend payment under rules established by the Committee that shall comply with the following:

(1)                                  Participants shall be given a reasonable opportunity before a dividend is paid or distributed in which to make the election.

(2)                                  Participants shall have a reasonable opportunity to change a dividend election, at least annually.

(3)                                  Any election shall continue to apply with respect to all subsequent dividends with respect to Qualifying Employer Securities allocated to the participant’s account, unless the participant changes the election.

(4)                                  If the plan terms governing the manner for payment or distribution of dividends to participants are modified, the participant shall be given a reasonable opportunity to make an election under the new plan terms before the date on which the first dividend that is subject to the new plan terms is paid or distributed.

(5)                                  A participant’s election with respect to any dividend shall be irrevocable on the day before the date for payment or distribution of the dividend to participants unless the Committee establishes and notifies participants of an earlier date.

(6)                                  If a participant does not elect distribution of dividends, the participant will be deemed to have elected to have dividends invested in Qualifying Employer Securities.

(c)                                  The following shall apply to dividends that are covered by an election to distribute the dividends:

(1)                                  The provisions of 8.03-3(a)(1), (2), (3) and (4) shall apply.

(2)                                  If the Company does not provide directions under 8.03-3(a)(1), the Trust shall distribute dividends to the participant in accordance with directions of the Committee.

(3)                                  The Committee shall determine the timing and frequency of the distributions, but distribution shall be completed no later than 90 days after the end of the plan year in which the dividends are paid to the Trust.

8.03-4                                     Participants may elect to diversify amounts allocated to their ESOP accounts by instructing the Committee as follows:

(a)                                  Elections shall be allowed in accordance with the general procedures of the plan for investment directions by participants, except as provided in (c) below.

(b)                                 Elections shall be available to a participant without regard for age or years of participation.

(c)                                  Subject to 8.03-3, a participant may elect to have all or any portion of the balance of the participant’s ESOP accounts invested in alternative investment funds under 8.02-3.  An election shall include the participant’s direction to the Committee to transfer amounts to one or more other investment funds under the plan for investment.  The plan shall provide at least three investment options not inconsistent with any applicable regulations under section 401(a)(28) of the Internal Revenue Code.

(d)                                 Elections shall be given effect not less often than quarterly.

8.03-5                                     “ESOP account” means the portion of a participant’s accounts under the plan that is invested in one or more ESOP funds identified under 8.03-2 or holding dividends under 8.03.

8.03-6                                     The ESOP funds under 8.03-2 shall be invested primarily in Qualifying Employer Securities.  The funds may hold incidental amounts of cash or other investments to the extent permitted by policies and procedures of the Committee.  ESOP funds and ESOP accounts may also hold amounts for dividend distributions as provided in 8.03-3.  To the extent that dividends on Qualifying Employer Securities are not designated for distribution to participants, they shall be reinvested in Qualifying Employer Securities.

8.03-7                                     Amounts held in Qualifying Employer Securities shall be distributed in whole shares at the election of the recipient.  Fractional shares shall be distributed in cash.

8.03-8                                     Participants shall be permitted to direct the exercise of voting rights and responses to tender or exchange offers on shares of Qualifying Employer Securities allocated to their accounts on any matter on which shareholders are entitled to vote or in circumstances in which shareholders are solicited to tender or exchange their shares, as follows:

(a)                                  The Company shall provide the Trustee and the plan participants with all notices and information that the Company provides to its shareholders in connection with the exercise of their voting, tender or exchange rights.

(b)                                 The Company may solicit participants to direct the Trustee to give proxies with respect to shares of Qualifying Employer Securities allocated to the participants’ accounts in the same manner as proxies are solicited generally from its shareholders, subject to (d).

(c)                                  Unless directed to do so by the participant, voting rights, tender or exchange shall not be exercised on shares of Qualifying Employer Securities allocated to a participant’s account.

(d)                                 The Company shall use best efforts to ensure that no Employer shall have information about how an individual participant directed voting or took any particular action with respect to shares allocated to the participant’s account.

ARTICLE 9
Amendment; Termination; Merger

9.01                        Amendment

9.01-1                                     The Company may amend this plan at any time by written instrument as follows:

(a)                                  No amendment shall revest any of the plan assets in any Employer or otherwise modify the plan so that it would not be for the exclusive benefit of eligible employees except as required or permitted by applicable law and regulations.

(b)                                 No amendment shall reduce any participant’s accrued benefit, or the vested percentage of that accrued benefit, as of the date the amendment is adopted or is effective, whichever is later.

9.01-2                                     Amendments may be made effective retroactively to the extent permitted by applicable law and regulations.

9.02                        Termination

9.02-1                                     The Company may terminate this plan or discontinue contributions at any time.  In the event of any total or partial termination or discontinuance, the accounts of all affected participants shall remain fully vested and nonforfeitable.  The Company may request a ruling from the Internal Revenue Service on the effect of termination on the qualification of the plan.  The Trustee may decline to distribute the trust fund until the ruling has been issued.

9.02-2                                     Upon termination or discontinuance, the Company may continue the trust to pay benefits as they mature or liquidate and distribute the relevant portion of the trust fund as follows:

(a)                                  If the Employer does not maintain a successor defined contribution plan, the assets may be distributed to employees or transferred to a qualified plan that is not a successor plan.

(b)                                 If the Employer maintains a successor defined contribution plan, the assets may be transferred to the successor plan.  The assets may not be distributed to employees before termination of employment except as allowed under 5.05 for in-service withdrawals.

(c)                                  The net assets transferred or distributed shall be allocated by the Committee among participants and beneficiaries in proportion to their interests.

9.03                        Merger

If this plan is merged or consolidated with or the assets or liabilities are transferred to any other plan or trust, the benefit that each participant would receive if the plan terminated just afterwards shall be at least as much as if it terminated just before.

ARTICLE 10
Miscellaneous Provisions

10.01                 Information Furnished

10.01-1                              The Committee may accept as correct and rely on any information furnished by Employer.  The Committee may not demand an audit, investigation or disclosure of the records of Employer.

10.01-2                              The Committee may require satisfactory proof of age, marital status or other data from a participant or beneficiary.  The Committee may adjust any benefit if an error in relevant data is discovered.

10.02                 Applicable Law

This plan shall be construed according to the laws of Washington except as preempted by federal law.

10.03                 Plan Binding on All Parties

This plan shall be binding upon the heirs, personal representatives, successors and assigns of all present and future parties.

10.04                 Not Contract of Employment

The plan shall not be a contract of employment between an Employer and any employee, and no employee may object to amendment or termination of the plan.  The plan shall not prevent any Employer from discharging any employee at any time.

10.05                 Notices

Except as otherwise required or permitted under this plan or applicable law, any notice or direction under this plan shall be in writing or by electronic means with written confirmation.  Notices and directions shall be effective when actually delivered physically or by electronic means or when deposited postpaid as first-class mail.  Mail shall be directed to the address stated in this plan or in a statement of adoption or to such other address as a party may specify by notice to the other parties.  Notice to the Committee shall be sent to the Company’s address.

10.06                 Benefits Not Assignable; Qualified Domestic Relations Orders

10.06-1                              This plan is for the personal protection of the participants.  No vested or unvested interest of any participant or beneficiary may be assigned, alienated, seized by legal process, transferred or subjected to the claims of creditors in any way, except as provided in 10.06-2.

10.06-2                              Benefits shall be paid in accordance with a qualified domestic relations order (QDRO) under section 414(p) of the Internal Revenue Code pursuant to procedures established by the Committee.  A benefit may be paid to an alternate payee at the earliest time permitted by the QDRO whether or not the participant has terminated employment.

10.07                 Nondiscrimination

The Company, each Employer and the Committee shall to the fullest extent possible treat all persons who may be similarly situated alike under this plan.

10.08                 Nonreversion of Assets

10.08-1                              Subject to the following paragraphs, no part of the contributions or the principal or income of this plan shall be paid to or revested in an Employer or be used other than for the exclusive benefit of the participants and their beneficiaries.

10.08-2                              A contribution may be returned to an Employer to the extent that either of the following applies:

(a)                                  The contribution was made by mistake of fact.

(b)                                 A deduction for the contribution under 4.10-1 is disallowed.

10.08-3                              Return of contributions under 10.08-2 shall be subject to the following:

(a)                                  Any return must occur within one year of the mistaken payment or disallowance of the deduction.

(b)                                 The returnable amount shall be reduced by a pro rata share of any investment losses attributable to the contribution and by any amounts that cannot be charged under (c) below.

(c)                                  The amounts returned shall be charged to participants’ accounts in the same proportion as the accounts were credited with the contribution.  No participant’s account shall be charged more than it was previously credited.

(d)                                 If an elective contribution is reduced, Employer shall promptly pay the amount to the participant as additional compensation.

10.08-4                              If a mistaken contribution cannot be returned because of the one-year limit in 10.08-3(a), the amount shall be placed in a suspense account in the plan to the credit of Employer and applied as soon as practicable to pay plan expenses or future contributions.

ARTICLE 11
Special Top-Heavy Plan Rules

11.01                 Application of Rules

11.01-1                              In order to avoid having the plan be or become top-heavy, the Committee may reduce elective contributions and related matching contributions made at any time during the plan year for key employees.

11.01-2                              If the plan becomes top-heavy, the rules in this Article shall apply and shall control over any other provisions with which they conflict.

11.01-3                              The rules in Schedule 7 of Appendix A shall supersede any inconsistent provision in this Article.

11.02                 Determination of Top-Heavy Status

11.02-1                              The plan shall be top-heavy for a plan year if, as of the determination date, the plan’s top-heavy percentage for the year exceeds 60 percent.  The top-heavy percentage is the present value of accrued benefits of all key employees as a percentage of the present value of accrued benefits of all key and non-key employees other than the following:

(a)                                  Former key employees.

(b)                                 Former employees who have performed no services for Employer during the one-year period ending on the determination date.

11.02-2                              The determination date shall be the last day of the preceding plan year.

11.02-3                              “Key employee” and “non-key employee” are defined in section 416(i) of the Internal Revenue Code.

11.02-4                              The following plans of Employers and affiliates shall be considered as one plan for determining top-heaviness:

(a)                                  Any plan in which a key employee participates.

(b)                                 Any plan that must be considered in order for a plan in (a) to meet the minimum coverage requirements for qualification under Internal Revenue Code sections 401(a)(4) and 410.

11.02-5                              For purposes of 11.02-1, the present value of a participant’s accrued benefit shall be the sum of the account balances as of the determination date, subject to the following:

(a)                                  Any later Employer contributions allocated as of that date shall be excluded.

(b)                                 Rollovers and transfers shall be included or excluded as provided in 11.02-6 and 11.02-7.

11.02-6                              Except as provided below, distributions and transfers made within the plan year ending on the determination date and distributions in the four preceding plan years for any reason other than separation from service, death or disability, shall be added back to the present value of accrued benefits as of the determination date unless already counted.  A transfer out of this plan, or a distribution that is rolled over, shall not be added back if either of the following applies:

(a)                                  It goes to a plan maintained by Employer or an affiliate.

(b)                                 It is not initiated by the employee.

11.02-7                              A rollover or transfer shall be included only if one of the following applies:

(a)                                  It comes from a plan maintained by Employer or a statutory affiliate under 2.01-2.

(b)                                 It is not initiated by the employee.

11.03                 Top-Heavy Plan Restrictions

11.03-1                              The following provisions shall apply effective the first plan year for which the plan is top-heavy and shall continue in effect even if the plan ceases to be top-heavy.

11.03-2                              Each participant who is a non-key employee employed at the end of the year shall receive a minimum Employer contribution regardless of the participant’s Hours of Service for the year, or whether or not the participant has elective contributions during the year.

(a)                                  The minimum contribution (excluding elective contributions) for a non-key employee shall be the lesser of the following:

(1)                                  The largest combined elective and other Employer contribution, expressed as a percentage of compensation as defined in 4.01-1(d), for any key employee for the year.

(2)                                  3 percent of such compensation.

(b)                                 Matching contributions under 4.03, Safe Harbor Contributions under 4.04, Profit Sharing Contributions under 4.05 and Transition Contributions under 4.06 for any non-key employee shall reduce the minimum contribution required for that employee.

Company	CASCADE NATURAL GAS CORPORATION

	By	/s/ Brian Matsuyama
Brian Matsuyama, Chairman & CEO

Date signed: December 17, 2002

PLAN AMENDMENT 1 EXECUTED AS FOLLOWS IS EFFECTIVE ON JULY 1, 2003:

CASCADE NATURAL GAS CORPORATION

By:	/s/ Brian Matsuyama
Brian Matsuyama, Chairman and CEO

Date signed: June 30, 2003

AMENDMENT 2 EXECUTED AS FOLLOWS IS EFFECTIVE AS PROVIDED IN THE AMENDMENT:

Company	CASCADE NATURAL GAS CORPORATION

	By:	/s/ Brian Matsuyama
Brian Matsuyama, President and CEO

Date signed: September 29, 2003

AMENDMENT NO. 3 EXECUTED AS FOLLOWS IS EFFECTIVE AS PROVIDED IN THE AMENDMENT:

Company	CASCADE NATURAL GAS CORPORATION

	By:	/s/ W. Brian Matsuyama
W. Brian Matsuyama, President and CEO

Date signed: September 29, 2004

APPENDIX A

TO THE

CASCADE NATURAL GAS CORPORATION

EMPLOYEE RETIREMENT SAVINGS PLAN

This Appendix A sets forth the terms of IRS model amendments adopted in Amendment One to the 2002 restatement to comply with changes enacted under EGTRRA.  The terms of this Appendix A supersede any conflicting provision in the body of the plan document.  Appendix A consists of seven schedules.

2002 RESTATEMENT

SCHEDULE 1

In order to incorporate the IRS-approved model amendment increasing the compensation limit, the following model amendment provided by IRS Notice 2001-57 is incorporated into the Plan:

The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code.  Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period).

The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

SCHEDULE 2

In order to incorporate the IRS-approved model amendment for maximum annual additions, the following model amendment provided by IRS Notice 2001-57 is incorporated into the Plan:

Maximum annual addition.  Except to the extent permitted under section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant’s account under the plan for any limitation year shall not exceed the lesser of:

(a) $40,000, as adjusted for increases in the cost-of-living under section 415(d) of the Code, or

(b) 100 percent of the participant’s compensation, within the meaning of section 415(c)(3) of the Code, for the limitation year.

The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

SCHEDULE 3

In order to incorporate the IRS-approved model amendment for elective deferrals — contribution limitation, the following model amendment provided by IRS Notice 2001-57 is incorporated into the Plan:

No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by employer during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Schedule 5 of this Appendix and section 414(v) of the Code, if applicable.

SCHEDULE 4

In order to incorporate the IRS-approved model amendment repealing the multiple use test, the following model amendment provided by IRS Notice 2001-57 is incorporated into the Plan:

The multiple use test described in Treasury Regulation section 1.401(m)-2 and sections 4.05-4 (for periods before October 1, 2003) and 4.08-5 (for periods after September 30, 2003) of the Plan shall not apply for plan years beginning after December 31, 2001.

SCHEDULE 5

In order to incorporate the IRS-approved model amendment for catch-up contributions, the following model amendment provided by IRS Notice 2001-57 is incorporated into the Plan:

All employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, section 414(v) of the Code.  Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of sections 402(g) and 415 of the Code.  The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions. This provision shall apply to contributions after December 31, 2001.

SCHEDULE 6

In order to incorporate the IRS-approved model amendment to implement application of the 2002 final regulations on minimum distributions, the following model amendment provided by IRS Revenue Procedure 2002-29 is incorporated into the Plan:

Section 1. General Rules

1.1  Effective Date.  The provisions of this Schedule 6 will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

1.2  Precedence.  The requirements of this Schedule 6 will take precedence over any inconsistent provisions of the plan.

1.3  Requirements of Treasury Regulations Incorporated.  All distributions required under this article will be determined and made in accordance with the Treasury regulations under section 401(a)(9) of the Internal Revenue Code.

1.4  TEFRA Section 242(b)(2) Elections.  Notwithstanding the other provisions of this article, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the plan that relate to section 242(b)(2) of TEFRA.

Section 2. Time and Manner of Distribution.

2.1  Required Beginning Date.  The participant’s entire interest will be distributed, or begin to be distributed, to the participant no later than the participant’s required beginning date.

2.2  Death of Participant Before Distributions Begin.  If the participant dies before distributions begin, the participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(a)  If the participant’s surviving spouse is the participant’s sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the participant died, or by December 31 of the calendar year in which the participant would have attained age 70½, if later.

(b)  If the participant’s surviving spouse is not the participant’s sole designated beneficiary, or if there is no designated beneficiary as of September 30 of the year following the year of the participant’s death, the participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the participant’s death.

(c)  If the participant’s surviving spouse is the participant’s sole designated beneficiary and the surviving spouse dies after the participant but before distributions to the surviving spouse begin, this section 2.2, other than section 2.2(a), will apply as if the surviving spouse were the participant.

For purposes of this section 2.2 and section 4, unless section 2.2(c) applies, distributions are considered to begin on the participant’s required beginning date. If section 2.2(c) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the participant before the participant’s required beginning date (or to the participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3  Forms of Distribution.  Unless the participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with sections 3 and 4 of this Schedule 6. If the participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section 401(a)(9) of the Code and the Treasury regulations.

Section 3. Required Minimum Distributions During Participant’s Lifetime.

3.1  Amount of Required Minimum Distribution For Each Distribution Calendar Year.  During the participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(a)  the quotient obtained by dividing the participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the participant’s age as of the participant’s birthday in the distribution calendar year; or

(b)  if the participant’s sole designated beneficiary for the distribution calendar year is the participant’s spouse, the quotient obtained by dividing the participant’s account balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the participant’s and spouse’s attained ages as of the participant’s and spouse’s birthdays in the distribution calendar year.

3.2  Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this section 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the participant’s date of death

Section 4. Required Minimum Distributions After Participant’s Death.

4.1  Death On or After Date Distributions Begin.

(a)  Participant Survived by Designated Beneficiary. If the participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant’s death is the quotient obtained by dividing the participant’s account balance by the longer of the remaining life expectancy of the participant or the remaining life expectancy of the participant’s designated beneficiary, determined as follows:

(1)  The participant’s remaining life expectancy is calculated using the age of the participant in the year of death, reduced by one for each subsequent year.

(2)  If the participant’s surviving spouse is the participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(3)  If the participant’s surviving spouse is not the participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the participant’s death, reduced by one for each subsequent year.

(b)  No Designated Beneficiary. If the participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the participant’s death is the quotient obtained by dividing the participant’s account balance by the participant’s remaining life expectancy calculated using the age of the participant in the year of death, reduced by one for each subsequent year.

4.2  Death Before Date Distributions Begin.

(a)  Participant Survived by Designated Beneficiary. Except as provided in section 4.2(d), if the participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant’s death is the quotient obtained by dividing the participant’s account balance by the remaining life expectancy of the participant’s designated beneficiary, determined as provided in section 4.1.

(b)  No Designated Beneficiary. If the participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the participant’s death, distribution of the participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the participant’s death.

(c)  Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the participant dies before the date distributions begin, the participant’s surviving spouse is the participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under section 2.2(a), this section 4.2 will apply as if the surviving spouse were the participant.

(d)  If the participant dies before distributions begin and there is a designated beneficiary who is not the participant’s spouse, the participant’s entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the participant’s death.  If the participant’s surviving spouse is the participant’s sole designated beneficiary and the surviving spouse dies after the participant but before distributions to either the participant or the surviving spouse begin, this section 4.2(d) will apply as if the surviving spouse were the participant.

Section 5. Definitions.

5.1  Designated beneficiary.  The individual who is designated as the beneficiary under section 6.06 of the plan and is the designated beneficiary under section 401(a)(9) of the Internal Revenue Code and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

5.2  Distribution calendar year.  A calendar year for which a minimum distribution is required. For distributions beginning before the participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant’s required beginning date. For distributions beginning after the participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under section 2.2. The required minimum distribution for the participant’s first distribution calendar year will be made on or before the participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

5.3  Life expectancy.  Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

5.4  Participant’s account balance.  The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

5.5  Required beginning date.  The date specified in section 6.04-2 of the plan.

SCHEDULE 7

In order to incorporate the IRS-approved model amendment top-heavy rules, the following model amendment provided by IRS Notice 2001-57 is incorporated into the Plan:

1.                                       Determination of top-heavy status.

1.1                                 Key employee.  Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000.  For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code.  The determination of who is a key employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

1.2                                 Determination of present values and amounts.  This section 1.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

1.2.1                        Distributions during year ending on the determination date.  The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date.  The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under section 416(g)(2)(A)(i) of the Code.  In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.”

1.2.2                        Employees not performing services during year ending on the determination date.  The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

2.                                       Minimum benefits.  Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the plan.  Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code.